Exhibit 99.1

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Welcome Michael Lawson VP, Investor Relations

Safe Harbor This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “expects,” “plans,” “intends” and similar expressions to identify forward looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: inability to consummate the acquisition of MedCerts and Tech Elevator, and to integrate the acquired businesses; potential departure of management and key employees given the uncertainties associated with the acquisitions; inability to realize the expected benefits of the acquisitions; reduction of per pupil funding amounts at the schools we serve; inability to achieve a sufficient level of new enrollments to sustain our business model; failure to replace students who have graduated from the terminal grade in a school or have left our programs for other reasons with new students of a sufficient number; inability to maintain our current rate of retention of students enrolled in our courses; an increase in the amount of failures to enter into new school contracts or renew existing contracts, in part or in their entirety; the failure of perceived industry trends and projections resulting from the expected effects of COVID-19 on virtual education; failure of the schools we serve or us to comply with federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received or contractual remedies; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve as curriculum standards, testing programs and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts, or a reduction in the scope of services with schools; failure to develop the career learning education business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures, failure to further develop, maintain and enhance our technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including but not limited to our data storage systems, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. K12 Inc.’s corporate name change to Stride, Inc. will be effective December 16, 2020. Stride will trade on the NYSE under the symbol “LRN.” 3

Presentation / Q&A Slides for today’s presentation can be found at: www.investors.stridelearning.com Please submit your questions throughout the day via the Q&A submission form on your screen 4

Today's Agenda

TIME	SPEAKER	TITLE
10:30 – 10:35	**Mike Lawson**, VP, Investor Relations	**Welcome**
10:35 – 11:05	**Nate Davis**, CEO & Chairman of the Board	**Company Overview & Strategic Direction**
11:05 – 11:25	**Kevin Chavous**, President, Academic Policy & External Affairs	**Regulatory & Policy Overview**
11:25 – 11:30	*Break*	*Break*
11:30 – 11:50	**Dr. Tony Bennett**, SVP, School Management	**General Education Schools**
11:50 – 12:10	**James Rhyu**, President, Strategy, Marketing & Technology	**Scale & Growth**
12:10 – 12:15	*Break*	*Break*
12:15 – 12:45	**Dr. Shaun McAlmont**, President, Career Learning	**Career Learning**
12:45 – 01:05	**Harsh Patel**, Chief Executive Officer, Galvanize	**Galvanize**
01:05 – 01:10	*Break*	*Break*
01:10 – 01:30	**Tim Medina**, Chief Financial Officer	**Financial Overview & Outlook**
01:30 – 01:35	**Nate Davis**, CEO & Chairman of the Board	**Closing Remarks**
01:35 – 02:15	**Nate, Kevin, Tony, James, Shaun, Harsh & Tim**	**Q&A Session**

Stride

5

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Company Overview & Strategy Nate Davis CEO and Chairman of the Board of Directors

K12: From innovator to solutions provider Innovator in full-time online options for K-12 education market Market Unmet demand for alternative to in-person public schools K12 Supported changes to regulation / legislation to create online charter schools Developed online schools — Initially focused on homeschoolers in K-8 and expanded to all learners for K–12 $11B+ ADDRESSABLE MARKET Full-time online and blended schools which K12 administers; a la carte digital solutions Market Increased awareness of full-time online and blended education options building School districts’ demand for digital solutions increasing K12 Broader solutions portfolio to address a range of student needs and learning modalities Developed solutions to address supplemental and blended learning needs in school districts $35B+ ADDRESSABLE MARKET 8

Expanding strategy focuses on career learning Targets new $65B market opportunity – in just 4 years Career Learning business has grown to ~$250M in annual revenue serving over 30,000 learners $65B+ addressable market Market evolution drives demand for career learning Increasing acceptance of full-time online and blended education Growing middle skills gap and education economics drive demand for alternative education approaches Emerging requirement for lifelong learning including reskilling and upskilling 9

New acquisitions further expand addressable opportunity

Increased presence in adult learning and corporate training markets

	TECH ELEVATOR	MedCerts
Purchase Price	$23.5M	$70.0M**
Revenue*	~$11M	~$19M
Offerings	Remote and in-person software engineering bootcamps	Online allied healthcare and IT training, including certification prep and job placement support
Strategic Rationale	Fast growing, profitable business expands Galvanize addressable market, adding new locations, languages, student demographics, and employer partnerships	Fast growing, profitable business adds healthcare content and employer partnerships, and expands Stride's adult learning offerings

**Stand-alone results annual trailing twelve months through September 30, 2020*
***Plus contingent consideration that could become due in fiscal year 2022*

Stride
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The new Leveraging over 20 years of experience with over 2 million students supported, and a scalable education services platform, Stride provides online and blended lifelong learning solutions for public and private schools, school districts, charter boards, employers, government K-12 General Education Early Career & Immersive Training Job Placement & Recruitment Career Advancement (Corp. Training & Upskilling) $100B+ addressable market agencies and consumers & Career Prep Multiple touchpoints along a lifelong learner’s education and career to increase lifetime value 11

OUR MISSION We help learners of all ages reach their full potential through inspired teaching and personalized learning 12

Compelling long-term investment thesis

Growing in the **$100B+ addressable market**

01

Leading education services platform

With scale, expertise & broad, long-term customer relationships

- 20 years experience
- Largest online K–12 provider in U.S. with 2M+ students supported since 2000
- $500+M invested in platform & services

02

Sustainable & resilient core business

Secular shift toward online & blended education for lifelong learning

- $35B+ addressable market
- Consistent long-term education funding increases of 1–2% per year
- General Education enrollment growth of 1–6+% over last 4 years*

*Excl. impact of Georgia Cyber Academy

03

New high-growth & higher-margin career learning

Leveraging capabilities & assets addressing business needs

- $65B+ addressable market
- Addresses 8 of top 10 in-demand careers
- Margins for adult learning market ~2x General Education business

04

Experienced & diverse leadership team

Deep educational regulatory & policy expertise with commitment to ESG

- Formidable national policy network with key 3rd party relationships
- Experienced and diverse management team and Board of Directors

05

Financial track record

Consistent growth in revenue & profitability & strong balance sheet support inorganic growth & long-term strategy

- Revenue growth at 11% CAGR FY16–FY21G
- FCF range FY17–FY21T of $35-$130M
- ~$310M cash on hand Q1 FY21 with low leverage ratios

Stride

13

01 Leading education services platform $500M+ invested in a ‘digital first’ curriculum, ‘mobile ready’ platform & service suite to support online & blended education – scalable across all ages & subjects 980+ online courses 100,000+ lessons 1,000,000+ multimedia components Differentiated & Personalized Learning Experience Comprehensive Instructional & Administrative Capabilities Public Policy & Regulatory Expertise 6,000+ expert instructors 14

01 Strong customer relationships Long-standing relationships built over 20-year history with high retention rates and over 2 million students supported 100+ Schools & Programs 75 general education schools, including 2 private schools 32 career learning programs New schools added annually 195,000+ Students Full-Time Students Enrolled in Q1 FY21 – increased in 5 consecutive years Student retention rate rose 550 bps over last 3 years ~1,000 Schools & Districts School districts served with a la carte products & services by Learning Solutions Top 200 customers (~85% of rev.) had ~85% retention; YoY rev. growth 142% 30+ States & D.C. States with full time programs covers over 75% of K-12 population No state has ever rescinded legislation creating the availability of online options 5+ Year Contract Length Services contracted with school boards (customers) over avg. 5+ years which often align with state authorization or charter ~3,000 Enterprises Enterprise graduate placement and customers across K-12, Galvanize, Tech Elevator, MedCerts, and Tallo 15

02 Consistent general education business Online & blended learning expertise & assets to address large K-12 market General Education Solutions Growing mass acceptance of online learning Parents are now digital natives and are used to learning and getting information online Full-time Online Programs Online and blended programs for Kindergarten - 12th grade Part-time Online Programs Students attending traditional program and K12-powered online option Learning Solutions Content, platform, instruction and support solutions for traditional school environments School districts shifting from print to digital format at accelerating rate Acceptance of online teacher professional development growing COVID-19 impact increasing awareness and broader requirement for online education 16

03 High-growth career learning business Leveraging expertise & assets to address adjacent market Career Learning Solutions Bi-partisan support for workforce development at K-12 and adult levels Increasingly competitive global market Career Preparation Middle-High School Career Education Entry-level certifications Career Development Immersive Training Consumer Upskilling & Retraining Job Placement Services Enterprise Workforce Solutions Corporate & Military Upskilling / Retraining Recruitment / Placement Career Data Tracking & Analysis Technology advancement driving need to reskill / upskill talent Economics require rethinking of college vs. skill attainment “New collar jobs” no longer require a 4-year degree 17

03 Strong start to career learning business In just five years, Stride has built the assets, capabilities and infrastructure to support a ~$250M business in FY 2021 and beyond Career Preparation 30.8K students enrolled 32 schools / programs reaching 60% of H.S. students in U.S. 50 customized courses, including project-based learning content & Galvanize H.S. program 7,500+ work-based learning experiences 2,000+ certifications & ~1,000 college credits earned Career Development / Enterprise Acquired top software engineering, data science & healthcare bootcamps 28K+ students trained across software engineering, data science and healthcare professions ~3,000 companies have hired program graduates 50% of Fortune 100 companies employ graduates 1M+ community of users on Tallo platform 18

04 Industry leading management team with diverse expertise Senior Leadership Team Composition ~7 82% 62 Education Experience% Diverse Representation 19 Statistics represent 26 person Senior Leadership Team Darren Reed SVP, School Service – Northern Region Donna Blackman Chief Accounting 19 Officer & Treasurer

04

ESG factors engrained in company culture

Support inclusive & equitable education & promote lifelong learning

Environmental	Social	Governance
• Online schools – no transportation • 75+% employees work remote • School supply / computer refurbishment & recycling policy • Ensure supply chain reflects communities we serve – target 10% minority-owned by FY22 • Educate K-12 students through environmental studies / sustainability course selection	• Comprehensive D&I initiative • CEO Action for D&I pledge • ~$20M Scholarship / Foundation support funded or committed since 2016 • K12 Cares – community service • Employee resource groups • Code of Conduct with anti-harassment and anti-discrimination policies / training	• Board of Directors – 90% independent – 30% women – 40% minority representation – Independent compensation and audit committees • Comprehensive disclosures • Extensive internal audit policy and systems

Stride

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05 Execution track record Stable enrollment and revenue growth… Total Enrollment1 (K) QE 9/30 15% 195 Total Revenue ($M) FYE 6/30 14% 1,457 – 1,485 CAGR 112114121124 889918 CAGR2 1,0161,041 FY2017FY2018FY2019FY2020FY2021 FY2017FY2018FY2019FY2020FY2021G Depicts high-low number for guidance or target range Number based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year Number based on high end of guidance21

05 Execution track record …leading to consistent profitability growth and free cash flow generation Adj. Operating Income ($M) FYE 6/30 35% 120 - 130 Free Cash Flow ($M) FYE 6/30 34% 120 - 130 CAGR(1) 77 65 49 3962 CAGR (1) 93 48 62 4135 FY2017FY2018FY2019FY2020FY2021G FY2017FY2018FY2019FY2020FY2021 Target Depicts high-low number for guidance or target range Excluding impact from Galvanize acquisition Number based on high end of guidance22

05

Financial outlook

Support improving learner outcomes while delivering sustained double-digit top- & bottom-line growth and increased shareholder value

	Updated FY21 Guidance* and Targets		Financial Outlook (FY25)
Total Revenue ($B)	$1.457B – $1.485B	→	**$1.9B – $2.2B**
Adj. Operating Income ($M)	$120M – $130M	→	**$250M – $350M**
Free Cash Flow Targets ($M)	$120M – $130M	→	**$260M – $360M**

*Guidance updated and reaffirmed as of November 18, 2020.

Strategic priorities supporting outlook

- Drive consistent enrollment growth in K-12 and Adult programs through enhanced acquisition / retention execution
- Expand reach / footprint in existing / new geographies & new customer bases / markets
- Develop innovative solutions to expand in K-12 and Adult addressable markets
- Improve process / use of technology to lower unit costs throughout enterprise
- Leverage strong balance sheet to support inorganic growth opportunities

Stride

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Today's Agenda

TIME	SPEAKER	TITLE
10:30 – 10:35	**Mike Lawson**, VP, Investor Relations	**Welcome**
10:35 – 11:05	**Nate Davis**, CEO & Chairman of the Board	**Company Overview & Strategic Direction**
11:05 – 11:25	**Kevin Chavous**, President, Academic Policy & External Affairs	**Regulatory & Policy Overview**
11:25 – 11:30	*Break*	*Break*
11:30 – 11:50	**Dr. Tony Bennett**, SVP, School Management	**General Education Schools**
11:50 – 12:10	**James Rhyu**, President, Strategy, Marketing & Technology	**Scale & Growth**
12:10 – 12:15	*Break*	*Break*
12:15 – 12:45	**Dr. Shaun McAlmont**, President, Career Learning	**Career Learning**
12:45 – 01:05	**Harsh Patel**, Chief Executive Officer, Galvanize	**Galvanize**
01:05 – 01:10	*Break*	*Break*
01:10 – 01:30	**Tim Medina**, Chief Financial Officer	**Financial Overview & Outlook**
01:30 – 01:35	**Nate Davis**, CEO & Chairman of the Board	**Closing Remarks**
01:35 – 02:15	**Nate, Kevin, Tony, James, Shaun, Harsh & Tim**	**Q&A Session**

Stride
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Regulatory and Policy Overview Kevin Chavous President, Academic Policy & External Affairs

REGULATORY & POLICY Highlights Successfully operating in a complex industry with regulatory expertise to build upon strong customer and government relationships K–12 education state based with low impact from Federal regulatory regime or Presidential election 03 04Strong and deep partner relationships support growth objectives 05 27

01 Deep political, regulatory & policy expertise Successfully operating in a complex industry with vast knowledge and understanding of legislative, political, policy, and advocacy operations Experienced Public Affairs Team Formidable national network of professional state and federal lobbyists, consultants, and advisors in highly collaborative, multi-disciplinary, bipartisan approach Extensive relationships with key third parties including allies, policy influencers, and grassroots networks; develop and broaden coalitions to promote desired policy objectives Deep experience working with independent boards to open and operate schools Key Issues Eliminate barriers to school development to allow schools in all states Open enrollment policies to allow families to attend the school of their choice Reimagine accountability systems Full, fair, equitable funding Education service provider partnership autonomy 28

02 Election 2020 Political winds have changed multiple times but have not disrupted overall growth trajectory Operate a largely state-based business – lower impact from federal elections Strong, experienced, bipartisan government affairs representation Bipartisan support for Career Learning initiatives Strong record of compliance with state laws and regulations garners bipartisan support Prepared for political shifts at state or federal level – managed previous transitions with minimal impact 29

03 Fulltime programs & funds flow As a service provider to the school, all vendors are paid from funding provided by the state to the school & the school pays the vendor StateProvides “Authorizer” ability to grant public school status Authorizer FUNDING Dept. of Ed, School District, Independent Commission, University, or Other Charter / District School SERVICES PAYMENT Education Service Provider Provide comprehensive suite of services 30

03 Increasing education spending over time supports consistent revenue growth On average states spend 21% of annual budgets on education Increases for K12 funding driven by: Consistent growth in education funding over time Optimizing school mix Narrowing funding gap to brick and mortar schools Improving capture through operational activities Per Student Expenditures $15K $14K $13K $12K $11K $10K $9K $8K $7K $6K 1983-841987-881991-921995-961999-20002003-042007-082011-122015-16 $5K Current expenditures per pupil in public elementary and secondary schools: Selected years, through 2016-17, NCES31

04 Strong and deep customer relationships Long-standing customer relationships supported by unique combination of offerings and expertise Meet Students’ Unique Needs Help students reach their full potential through inspired teaching & personalized learning Provide How-To Expertise Apply best practices & learnings from years of experience & students served Deliver Comprehensive Support Provide dedicated support to navigate all aspects of running a school Drive Continuous Innovation Invest in curriculum, technology, learning systems & teacher support to ensure success 32

05 Potential for footprint expansion Utilize multiple models to expand capacity in existing schools / states and new states / geographies 100,000+ year incremental enrollment capacity target New States Georgia New York New Jersey Massachusetts Hawaii Kentucky Illinois New Schools / Programs Virginia Tennessee Nevada Missouri Iowa Utah North Carolina Other Models Part-time Online Blended Programs Special Programs Private Programs International 33

REGULATORY & POLICY Highlights Successfully operating in a complex industry with regulatory expertise to build upon strong customer and government relationships K–12 education state based with low impact from Federal regulatory regime or Presidential election 03 04Strong and deep partner relationships support growth objectives 05 34

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General Education Schools Dr. Tony Bennett SVP, School Management

GENERAL EDUCATION Highlights Increasing demand for virtual education drives growing addressable market opportunity with high barriers to entry Nationwide reach with large and diverse customer base and student population Drive school excellence to improve academic outcomes and student retention Improving customer satisfaction indicates results of overall program effectiveness 37

01 Increasing demand for virtual education Secular Trends Driving Increased Penetration in Online Learning Growing mass acceptance of online learning Parents are now digital natives and are used to learning and getting information online School districts shifting from print to digital format at accelerating rate Acceptance of online teacher professional development growing COVID-19 impact increasing awareness and broader requirement for online education $35B+ Addressable Market K-12 Online / Blended Programs Market Instructional Materials Professional Development Platform and Data Private – Online 38 Above chart for K-12 Online / Blended Programs calculated as number of potential students multiplied by revenue per enrollment for FY2038

02

General education snapshot

Nationwide reach and strong customer base addresses 75% of the K–12 student population


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
NY
VT
NH
ME
MA
RI
CT
NJ
DE
Washington D.C.
AK
HI
Existing States

~165K

students enrolled in full time programs – FY21

70+

full time programs in 30+ states

63% / 37%

charter / district customer mix

5+ YEARS

average contract length for full time programs

$933.8M

revenue FY20 – 92% in full time programs

39

02

Why students choose a K12-powered school

Over 160,000 Students. Over 160,000 Reasons.

- Traditional School Not the Right Fit
- Advanced Learner
- Bullying
- Negative Social Experience
- Working Student
- Athlete
- Artist
- Military Family
- Religion
- Health Issues
- Special Education
- Need to Catch up Academically
- Struggling
- Gifted & Talented
- Rural, Urban, Suburban
- Special Needs
- Home-bound
- Need Discipline
- Behavioral / Social Issues
- Mobile Family
- Seeking 1:1 Instruction
- Private School
- Home School

\+ **More than 159,977 other reasons**

83%[1]

of students enter school behind grade level

47%+

eligible for free & reduced lunch subsidy

16%

students with special education needs

(1) Based on initial readiness assessment benchmark categories as assessed and defined by 3rd party assessment tools Renaissance Star360 and NWEA

Stride

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02

The Covid experience

School districts are not providing the same experience as K12-powered programs

	School Districts Spring 2020	K12-Powered Programs
Experience	One-to-many teaching – couldn't replicate in class experience – no integrated offline materials – limited onboarding programs	Synchronous, asynchronous, and project-based learning programs with integrated offline materials – comprehensive student & family onboarding
Platform, Curriculum & System for Delivery	Limited online capability – video platform + paper; no single sign on	Digital curriculum & platform – all grades / all subjects
Staffing (Knowledge of educating in online environment)	Limited teachers with online experience; limited teacher training	Research-based teacher & administrator training in online learning with opportunities to gain a masters' degree in online learning – comprehensive & continuous programming

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03

Driving academic excellence

Rigor, Relevance & Relationships drive academic results with inspired teachers & leaders

Instilling a culture of expectations and accountability

- **Literacy**: Focused on one year of academic growth, with standards mastered, for each year of instruction
- **Growth**: Ensure students graduate prepared for college, career or military opportunities
- **Retention**: Create a personalized learning environment that engages and retains students – persistence tied directly to academic outcomes


Grade 3–8 Test Scores by Student Persistence at K12-Powered Programs*
62%
68%
64%
73%
74%
31%
38%
39%
43%
51%
24%
30%
30%
33%
39%
Less than 1 year
1 year but less than 2 years
2 years but less than 3 years
3 years but less than 4 years
4 years or more
English Language Arts
Reading
Mathematics

* Persistence for SY16/17

Stride

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04 Increasing customer satisfaction Continued commitment to academic outcomes and improving student experience driving higher satisfaction Student Acceptances to Leading Universities % Satisfied with Overall Experience Net Promoter Score – School 70%72% 76%78% 80% 84% 5657 50 74 6668 201520162017201820192020 201520162017201820192020 43

GENERAL EDUCATION Highlights Increasing demand for virtual education drives growing addressable market opportunity with high barriers of entry Nationwide reach with large and diverse customer base and student population Drive school excellence to improve academic outcomes and student retention Improving customer satisfaction indicates results of overall program effectiveness 44

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Scale & Growth James Rhyu President, Corporate Strategy, Marketing & Technology

SCALE & GROWTH Highlights Invest in Education-as-a-Service platform to serve large and growing addressable markets: Including full-time online learning, part-time online learning, blended learning, career training, military, institutional / district, and corporate training Differentiate through innovation: Customer experience, teacher enablement, and personalized learning Improve student retention: Enhance student and family experience, decrease acquisition costs, & increase lifetime value 04 47

01 Investing in Education-as-a-Service platform Continue to develop our end-to-end technology, product & service suite to support the unique needs of online & blended education for all markets and learners General Education Content & Curriculum One of the largest digital research-based learning content portfolios Digital Content Materials Assessments Certification Prep Systems Secure, reliable & scalable technology platform-as-a-service Content Management Learning Management Student Information Reporting Data Warehousing Instructional Services Expertise in research based online delivery Academic Programming Teachers, Leaders & Staff Special Education Services Teacher Training & Prof. Dev. Recruitment & Staffing Support Services Back-& Front-Office Support Administrative Support Marketing & Enrollment Logistics Technology Support Compliance 20 Years of Experience 48

01 Platform supports growth in career learning Technology, product & service suite is leveraged across business lines to support multiple markets Education-as-a-Service platform customized for Career Learning Content & Curriculum Instructional Services Systems Support Services Project-based Learning Collaboration and hands-on experience Project collaboration In-person & hands-on experience Certificates & College Credit Industry certifications preparation Dual college credit Early college high school programs Career and technical student organizations Industry Exploration Career exposure Virtual job shadowing Tallo career platform Nepris industry informational chats Student portfolios 49

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02 Differentiate through innovation Focused on driving academic outcomes & retention Customer & Student Experience Gaming Augmented reality Virtual student collaboration On-demand tutoring Teacher Efficiencies Natural language processing Predictive analytics Automated scoring Personalized Learning Certifications eBook Platform Project-based Learning Materials-free options 51

03

Retention programs support student outcomes and financial objectives

Improving withdrawal rate by 100 bps increases Adj. Operating Income by ~$4 million per year

Retention Activities *(example programming)*

- Early mitigation of student / family issues
- Differentiated programming, teacher and class support based on need
- Enhanced parent/learning coach support programs, including onboarding bootcamps, trainings, mentorship, support groups and social opportunities
- Increased socialization programming for students, including activities and field trips, special events, social hangouts and competitive and non-competitive clubs



In-year Student Withdrawal Rate
29.3%
27.1%
26.8%
25.4%
23% – 25%
FY2017
FY2018
FY2019
FY2020
FY2025 Outlook

Depicts high-low for target range

Stride

52

04 Increase efficiencies: lower per unit costs Leverage technology and automation to lower SG&A as a percent of revenue 30% 500 bps improvement Marketing Lower customer acquisition cost by further optimizing digital & social channels Onboarding & School Start Lower customer support costs through extensive self service options and various technologies, including conversational AI chat bots Enrollment Implement robotic process automation across customer enrollment interface & document processing Re-enrollment Automated outreach to improve learner engagement, re-enrollment, and increase learner / family intervention to mitigate withdrawals 25% FY2020FY2025 Outlook SG&A as a percent of revenue 53

SCALE & GROWTH Highlights Invest in Education-as-a-Service platform to serve large and growing addressable markets: Including full-time online learning, part-time online learning, blended learning, career training, military, institutional / district, and corporate training Differentiate through innovation: Customer experience, teacher enablement, and personalized learning Improve student retention: Enhance student and family experience, decrease acquisition costs, & increase lifetime value 04 54

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Career Learning Dr. Shaun McAlmont President, Career Learning Solutions

CAREER LEARNING Highlights Large and expanding addressable market fueled by strong secular trends provides significant opportunities to sustain high-growth trajectory Strong and diversified portfolio of assets / partners addresses trends and demand for next-decade jobs; servicing underserved markets and filling a needed gap in the education system Unique offering supports learners from career prep through adult / employer career development and advancement Significant growth potential with diverse and comprehensive strategy to accelerate growth 57

01 Large & expanding addressable market Strong Secular Market Trends Driving Demand for Our Solutions Bi-partisan support for workforce development at middle / high school and adult levels Increasingly competitive global market Technology advancement driving need to reskill / upskill talent Economics require rethinking of college vs. skill attainment “New collar jobs” no longer require a 4-year degree $65B+ Addressable Market Middle / High School Online / Blended Career Corporate Upskilling & Reskilling 58 Above chart for Middle / High School Online / Blended Programs calculated as number of potential students multiplied by revenue per enrollment for FY2058

01 Secular market trends driving demand for our solutions Workforce demands are changing, and students and employers are struggling to find and fill jobs – Even with $164B in annual private sector spending on employee training and development, the skills gap continues to grow Student loan burden continues to rise Applicants are lacking the correct skills Employers struggling to hire $1.6 trillion In student loan debt held by students and graduates in the U.S. 75% Of U.S. employers who have problems recruiting, believe there is a skills shortage $1.2 trillion Cost to companies in lost economic output due to lack of qualified talent 59

02

Strong and diversified portfolio

Assets & partners support learners from career prep through adult / employer career development & advancement

Middle / High School Students | Adult Learners | Talent Platform

DESTINATIONS CAREER ACADEMY

Career Prep

Provides career exploration & preparation for middle & high school students galvanize / TECH ELEVATOR

IT Workforce Development

Develops talent & capabilities for individuals & corporations in software & data fields

MedCerts

Healthcare Workforce Development

Develops talent & capabilities for individuals entering healthcare fields

Tallo*

Talent Profile Company

Captures developing talent profiles for students & promotes them to education & industry

Stride

*Minority investment with path to control

60

02 Competitive Positioning First mover in high school market with innovative project-based learning courses; large and growing alumni network for adults with high quality brand name and exceptional job placement. Market Dynamics K–12 Market: Few national competitors; largely regional and local players. Corporate and Adult Training: Specialized training providers with national players. Growing content aggregation platforms. Industry Players 61 61

03

Destination Career Academy

Footprint supports growth objectives



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
MD
NY
ME
VT
NH
MA
RI
CT
NJ
DE
Washington D.C.
AK
HI
Existing States
Other General Education States

30.8K

students will attend 32 DCA programs in FY21

60%+

U.S. High school students have access to DCA program

20K+

additional enrollment capacity targeted through existing and new programs for FY22

Stride

62

03

A Unique Career Prep Experience

Destinations Career Academy's nationwide solution provides students with differentiated learning option

Courses & Pathways
Catalog of 160+ career learning courses in 23 pathways

Project-based Learning
Student project collaboration including in-person & hands-on experience & support

Certificates & College Credit
Structured preparations toward industry certifications including dual credit & early college programs

Industry Exploration
Exposure to various careers, professionals & workplace environments

Work-based Learning
Job shadowing, virtual & in-person internships with additional professional skills training

Workforce Readiness
Wrap-around services with career platform showcasing academic accomplishments & relevant certifications

Stride
63

03 Case Study: Project Based Learning Enhancing a student’s academic experience through project-based learning Our Differentiated Project-Based Learning Solution Opportunities for in-field research through authentic, real-world problem solving Collaborative student-driven process versus direct instruction Results / Outcome Students become problem solvers while learning and retaining at higher rates Improves student confidence 64

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03

Destinations Career Academy learning pathways

Existing Industry Pathways



Technology



Health & human services



Business administration



Advanced manufacturing & trades



Agriculture, food & natural resources

New Industry Pathways



Arts, AV digital design & comms



Legal & law enforcement



Education & training

Stride

66

03 Sample IT pathway High School IT Pathway Nascent skill development and industry exposure Entry-level certification post-graduation $30–$40K initial earning potential Prep Courses Post-HS training with Galvanize / Tech Elevator prep courses Training Program Full-or part-time training in software development or data science $80K+ initial earning potential 67

Adult Learning Programs: Health 68

03

MedCerts

Extends reach into adult education market in healthcare vertical

Offerings:

- Healthcare training for consumers and enterprise
- Channels:
  - Direct pay
  - Adult Learnings Centers using Workforce Innovation and Opportunity Act (WIOA) funding
  - Army Credentialing Opportunities On-Line (Army COOL)
  - Military Spouse Career Advancement (MyCAA)
- Offerings lead to certifications in pharmacy, phlebotomy, EKG, medical billing & more…

Healthcare Partners: Ochsner Health System, DaVita, CVS pharmacy, American Red Cross

MedCerts

89%
Allied Health exam pass rate

1,000+
companies have MedCerts trained employees

25K+
students trained

69

03

MedCerts Offerings

Top MedCerts Programs:

Medical Assistant	Veterinary Assistant
Phlebotomy Technician	EKG Technician
Pharmacy Technician Professional	Dental Assistant and Office Administration
Medical Front Office Administrative Assistant	Behavior Technician and the Medical Office
Professional Coder	Medical Billing Specialist

Certification Providers:

nha
AAPC
NAVTA
icsa
PTCB
NAHUC
CompTIA

100%
online

35+
programs

$1.3K – $6K
tuition per program

3 – 6 months
average completion time

70

03 Sample healthcare pathway High School Health Pathway Entry-level leading to certification at graduation in MA, PT, CAN $28–$35K initial earnings potential Post High School Courses Training programs leading to advanced certifications $35–$50K initial earnings potential Nursing Career Partnerships with postsecondary providers leading to RN / LPN degrees $50–$65K initial earnings potential 71

03 Strategic relationships create differentiated program Extensive local / national / strategic corporate & post secondary relationships offer internships, branded content / pathways & structure for jobs or next step in career development Relationships span local, national Stride and Tallo partners72

04 Significant growth potential Diverse and comprehensive strategies to accelerate growth 1 Enhance program quality and content to drive retention and outcomes Improve acquisition through marketing effectiveness Expand enrollment capacity in existing programs / new programs / new states 2 Expand enterprise / military customer reach Scale talent development and contract-to-hire businesses Leverage nationwide marketing / PR campaigns Leverage for 3school districts / higher education Package out-of-the-box solutions Offer product portability Execute postsecondary referral and articulation agreements 4 Focus on content / capabilities in high-growth markets / workforce requirements New capabilities in IT, healthcare & business segments Placement and recruitment services 73

CAREER LEARNING Highlights Large and expanding addressable market fueled by strong secular trends provides significant opportunities to sustain high-growth trajectory Strong and diversified portfolio of assets / partners addresses trends and demand for next-decade jobs; servicing underserved markets and filling a needed gap in the education system Unique offering supports learners from career prep through adult / employer career development and advancement Significant growth potential with diverse and comprehensive strategy to accelerate growth 74

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Galvanize Harsh Patel Chief Executive Officer, Galvanize

GALVANIZE Highlights Leading provider of workforce training solutions in the high-demand fields of software engineering and data science Strong consumer education business with in-person and remote options for adult learners Large and expanding market opportunities in enterprise training, military and consumer education Well-positioned in multiple markets to continue to deliver strong growth and expand margins 77

01 Galvanize Software Engineering and Data Science training for consumers, enterprise, and military markets Consumer Education Full-time in person, and full-time / part-time remote Enterprise Training Upskilling or reskilling programs & talent sourcing Military Training Reskilling active & transitioning service members Membership Co-working space for technology / startup companies 78

01 Secular trends driving market demand Technical skills paramount in age of digitization, automation, and advances in artificial intelligence TOP 5 fastest growing jobs are highly skilled technical roles 27% recent job openings are IT related 1 MILLION IT jobs went unfilled due to demand exceeding supply of qualified workers Significant growth in IT job openings Increased awareness & acceptance of lower cost alternative training over higher education options Enterprises prioritizing lower-cost workforce reskilling / upskilling training 66% of the 15 fastest growing emerging jobs are in technology 79

01 Competitive advantages drive success Strong brand & alumni network Drives acquisition, referrals and job placement Integrated career service & guidance program Deliver high placement rates, strong salary levels, and high return on student investment Industry-leading technology platform Supported by experienced instructors with deep industry expertise Nationwide reach, broad capabilities & curriculum Address demands of high-growth Enterprise and Military partners Scalable & repeatable business model Leverage economies of scale and resources amongst campuses and remote learning environments 80

02 Consumer education: in-person reach Data Science ImmersiveSoftware Engineering Immersive Seattle, WA ■■ San Francisco, CA ■■ San Jose, CA (new campus) Boulder, CO ■ Denver, CO ■■ New York, NY ■■ Los Angeles, CA ■■ Phoenix, AZ ■■ Dallas, TX (new campus) Austin, TX ■■ 81

02 Consumer education: remote Canada United States Mexico Costa Rica Haiti Jamaica United Kingdom France Spain Poland Germany Switzerland Pakistan Russia Bangladesh India Korea China Japan Taiwan Columbia Brazil Nigeria Singapore Australia Chile New Zealand 82

Stride

02

Consumer education: impact

2,250+
companies hiring Galvanize graduates, all time

50%
Fortune 100 companies have hired Galvanize graduates

ONE OF THE 1ST
data science, JavaScript, & remote bootcamps

TOP 10
data science bootcamp*

70%+
software engineering graduates hired within 6 months of graduation

8,000+
graduates since 2012

* Course Reports – 2019 Data Science Bootcamps

83

03 Enterprise training Re-skilling or cross-skilling enterprise workforces and hiring, training and placing graduates within those organizations 2,000+ enterprise employees trained / upskilled Talent Development Courses Talent-as-a-Service Executive Workshops Learn Platform 84

03 Military training Military Career Skills Program Provide active military personnel, who are separating from service, the skills and training needed for a career in software engineering Currently the only software engineer skills provider in the Department of Defense Active Military Technical Training Onboarding software engineers onto the Air Force's Platform One Software engineering training for active-duty service members 85 85

04 Strategies to accelerate growth 86

04 Tech Elevator Expands student demographic & experience level reach, geographic footprint, and hiring partner portfolio Offerings: Software engineering training Locations: Cleveland, Columbus, Cincinnati, Pittsburgh, Detroit, Philadelphia Employee recruitment, upskilling & technical training platform for employer partners Enterprise Clients: 95% graduation rate 94% hired within 6 months 400+ companies hiring Tech Elevator graduates, all time 1,000+ alumni 87

04

Galvanize & Tech Elevator

Creating a nationwide technical skills training company at scale



WA
OR
CA
NV
ID
MT
WY
UT
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
TN
MS
AL
GA
FL
SC
NC
VA
WV
NY
VT
NH
MA
ME
RI
CT
NJ
DE
Washington D.C.
AK
HI

Stride ■ Galvanize Location ■ Tech Elevator Location

Complementary Organization, Reach & Capabilities

	Galvanize	Tech Elevator
Software Engineering	✓	✓
Data Science	✓	*Opportunity*
Languages	*JavaScript, Python*	*C#, Java, .NET Framework*
Applicant Type	*Advanced Beginner*	*No Coding Experience Necessary*
Income Share Agreements	✓	*Opportunity*
High School Offerings	✓ (Q3 FY21)	*Opportunity*
Enterprise Clients	✓	✓

88

GALVANIZE Highlights Leading provider of workforce training solutions in the high-demand fields of software engineering and data science Strong consumer education business with in-person and remote options for adult learners Large and expanding market opportunities in enterprise training, military and consumer education Well-positioned in multiple markets to continue to deliver strong growth and expand margins 89

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Financial Overview & Outlook Tim Medina Chief Financial Officer

FINANCIAL Highlights Solid financial foundation built upon steady performance Sustainable business model with high visibility to revenue growth and improving margins 03 Disciplined capital allocation prioritizing free cash flow sustainability, educational platform development, and synergistic M&A Compelling financial targets with a track record of overperformance versus expectations 92

01 Solid financial foundation(1) $1.04 BILLION FY20 Revenue 4.5% Four Year CAGR $62 MILLION FY20 Adjusted Operating Income(4) 33% FY20 Gross Margin(2) $46 MILLION Average capital expenditures per year(5) 12% FY20 Adjusted EBITDA Margin(3) $58 MILLION Average free cash flow generated per year(5) Adjusted operating income, adjusted EBITDA margin, and free cash flow numbers are non-GAAP measures Gross margin calculated as (Revenue – Cost of Goods Sold) / Revenue Adjusted EBITDA is defined as Net income as adjusted for, among other things, tax expense (benefit), net interest expense (income), stock-based compensation and depreciation and amortization. Adjusted EBITDA margin is defined as adjusted EBITDA over revenue Adjusted operating income is defined as income from operations as adjusted for stock-based compensation and amortization of intangible assets Free cash flow and capital expenditure statistics represent FY17-FY20 average; Free cash flow is defined as net cash provided by operating activities, as adjusted for purchase of property and equipment, capitalized software development costs and capitalized curriculum development costs 93

02 Sustainable business model Growing student enrollments Total Enrollment (K)(1) Consistent & increasing growth in General Education 195.4 111.8114.0121.1124.4 0.91.67.113.6 30.8 164.6 Career Learning in early stage of growth 110.9112.4114.0110.8 Q1 FY2017Q1 FY2018Q1 FY2019Q1 FY2020Q1 FY2021 Career Learning78%344%92%126% Combined lines of revenue produce consistent growth rate in enrollments YoY Growth (%) General Education(2)1%1%8%49% Based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year Q1 FY2020 YoY growth excludes the loss of Georgia Cyber Academy in FY1994

02 Consistent revenue growth Visible runway for long-term growth Massive addressable market Total Revenue ($M) FYE 6/30 889918 1,0161,041 1,457 – 1,485 Increasing acceptance of online learning Career Learning programs expected to drive higher growth FY2017FY2018FY2019FY2020FY2021G High barriers to entry YoY Growth (%)3%11%2%40%–43% Depicts high-low for guidance range 95

02 Improving margins… Strong track record of performance Adj. Operating Income ($M) FYE 6/30 Adj. Operating Income Margin (%) FYE 6/30 120 – 130 8% – 9% 77 65 4962 39 7% 6% 5% 4%6% FY2017FY2018FY2019FY2020FY2021G FY2017FY2018FY2019FY2020FY2021G Depicts high-low for guidance or target range Excluding impact from Galvanize acquisition Adjusted operating income, adjusted operating income margin, adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP measures.96

02 … and free cash flow Strong track record of performance Adj. EBITDA ($M) FYE 6/30 200 – 210 Free Cash Flow ($M) FYE 6/30 120 – 130 93 110 122 134 142 62 12848 41 35 FY2017FY2018FY2019FY2020FY2021 Target FY2017FY2018FY2019FY2020FY2021 Target Depicts high-low for guidance or target range Excluding impact from Galvanize acquisition Adjusted operating income, adjusted operating income margin, adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP measures..97

03 Strong balance sheet & liquidity Flexibility to maintain long-term low leverage ratios Select balance sheet and other information For the Three Months Ended September 30, 2020 ($M) Cash and Cash Equivalents$308.8 Accounts Receivable, net419.6 Accounts Payable92.0 Total Debt Obligations452.8 Revolving Credit Facility Availability100.0 Strong cash position driven by increasing free cash flow Liquidity position provides for low leverage Leverage ratio of 1.15x Interest coverage ratio of 51.1x Note: Leverage ratio is Adjusted EBITDA for the twelve months ending September 30, 2020 divided by Net Debt (total debt obligations less cash and cash equivalents). Interest coverage ratio is Adjusted EBITDA divided by Interest expense plus amortization of debt issuance discount and fees for the twelve months ending September 30, 2020. 98

04 Disciplined capital allocation 99

100 Strategic approach to M&A Strategic Criteria Focus on businesses that align to strategy & create long-term value Operates in $1B+ or fast-growing nascent addressable market Strong U.S. presence Cultural fit & experienced management team Financial Filters Revenue growth relative to business size of 10% – 40% Profitable or near-term path to profitability (<24 mo.) Clear revenue & cost synergies Accretive to gross margin profile Strong discounted cash flows with IRR > cost of capital 100

04 Purchase Price $23.5M $70.0M** Revenue* ~$11M ~$19M Revenue Growth* 47% 38% Gross Margins* 50%+ 80%+ Adj. EBITDA* $2M $4M & EBITDA positive businesses Companies expand addressable market *Stand-alone results annual trailing twelve months through September 30, 2020 **Plus contingent considerationBthoatht caocuqludisbiteiocnosmaereduaeccinrefitsivcealtoyeAadrj.2O02I,2excluding the effect of purchase accounting 101

04 Financial guidance Acquisitions driving improved revenue outlook and expected to be immediately accretive to Adj. OI excluding purchase accounting Acquisition Impacts Revenue: Original FY21 Guidance Updating and Reaffirming FY21 Guidance* ~ $16M – $19M Total Revenue ($B) $1.45B – $1.47B $1.457B – $1.485B Adj. Operating Income ($M) $120M – $130M $120M – $130M (no change) Capital expenditures ($M) $50M – $60M $50M – $60M (no change) Tax rate (%) 26% – 29% 26% – 29% (no change) ~($4M) Total Revenue: ~ $12M – $15M *Guidance updated and reaffirmed as of November 18, 2020. 102

05 Compellingfinancial targets Updated FY21 Guidance & Long-term Financial Outlook Key drivers and assumptions for long-term outlook Large addressable markets General education business generating significant free cash flow Higher growth Career Learning business driving scale & operating leverage New product offerings Increased operating leverage from automation 6 – 11% CAGR $1.49B $1.46B $2.20B $1.90B 18 – 31% CAGR $130M $120M $350M $250M 19 – 32% CAGR $130M $120M $360M $260M Impact from COVID-19 & related recession FY2021GFY2025 Outlook Total Revenue ($B) FY2021GFY2025 Outlook Adj. Operating Income ($M) FY2021 TargetFY2025 Outlook Free Cash Flow ($M) General Education: $1.25B – $1.4B Career Learning: $650M – $800M 103

05

Compelling financial targets

Growth in career learning adds scale to realize gross margin improvement and operating leverage

Drivers of improved margins

- Investments in automation and process improvements
  - Machine learning
  - Robotic process automation
  - Conversational AI chat bots
- Lower curriculum costs as a percent of revenue from scale & M&A
- "Digital first" strategy to lower materials costs
- Increasing mix of higher margin Adult Learning revenue
- Lower customer acquisition costs and scaling G&A


300 – 600 bps improvement
36 – 39%
33%
FY2020
FY2025 Outlook
Gross Margin (%)


900 – 1,200 bps improvement
21 – 24%
12%
FY2020
FY2025 Outlook
Adj. EBITDA Margins (%)

Stride

104

FINANCIAL Highlights Solid financial foundation built upon steady performance Sustainable business model with high visibility to revenue growth and improving margins 03 Disciplined capital allocation prioritizing free cash flow sustainability, educational platform development, and synergistic M&A Compelling financial targets with a track record of overperformance versus expectations 105

Question & Answer Session

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ADJ. OPERATING INCOME AND EBITDA TO GAAP FINANCIALS

Reconciliation

	Year Ended June 30							
(In millions, expect percentages)	**2017**	**2018**	**2019**	**2020**			**2021**	
				As Reported	Galvanize	As Reported (excl. Galvanize)	Low	High
Revenues	$888.5	$917.7	$1,015.8	$1,040.8	$11.0	$1,029.8	$1,457.0	$1,485.0
Net Income (loss)	(0.5)	27.4	37.2	24.5	(18.1)	42.6		
Loss from equity method investments	-	-	0.6	0.4	-	0.4		
Tax expense / (benefit)	5.4	(0.9)	10.5	8.5	-	8.5		
Net interest expense / (income)	(1.8)	(1.0)	(2.7)	(0.7)	-	(0.7)		
Impairment of an investment	10.0	-	-	-	-	-		
Other expense / (income)	-	-	(0.1)	(0.2)	-	(0.2)		
Income (loss) from operations	**13.1**	**25.5**	**45.5**	**32.5**	**(18.1)**	**50.6**	**76.5**	**86.5**
Stock-based compensation expense	22.6	20.8	16.7	23.6	-	23.6	35.5	35.5
Amortization of Intangible Assets	2.9	3.0	2.9	6.0	3.2	2.8	8.0	8.0
Adjusted operating income	**38.6**	**49.3**	**65.1**	**62.1**	**(14.9)**	**77.0**	**120.0**	**130.0**
Adjusted operating income margin (% revenue)	***4%***	***5%***	***6%***	***6%***	***NM***	***7%***	***8%***	***9%***
Depreciation and amortization	71.4	72.3	68.5	66.1	1.1	65.0	80.0	80.0
Adjusted EBITDA	**110.0**	**121.6**	**133.6**	**128.2**	**(13.8)**	**142.0**	**200.0**	**210.0**
Adjusted EBITDA margin (% revenue)	***12%***	***13%***	***13%***	***12%***	***NM***	***14%***	***14%***	***14%***

Note: We are not able to forecast Net income (loss) on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net income (loss), including, but not limited to, tax expense, interest expense and impairment expense. Adjusted EBITDA should not be used to predict Net income (loss) as the difference between the two measures is variable.

Stride
108

FREE CASH FLOW TO GAAP FINANCIALS Reconciliation Year Ended June 30 (In millions)201720182019 2020 As ReportedGalvanizeAs Reported (excl. Galvanize) 109

ACQUISITIONS Reconciliation October 1 through September 30 110